AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1999
                                                      REGISTRATION NO. 333-44881
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         TRIANGLE PHARMACEUTICALS, INC.
             (Exact name of Registrant as Specified in Its Charter)

               DELAWARE                              56-1930728
      (State or Other Jurisdiction                (I.R.S. Employer
     of Incorporation or Organization)            Identification No.)

                               4 UNIVERSITY PLACE
                              4611 UNIVERSITY DRIVE
                          DURHAM, NORTH CAROLINA, 27707
                                 (919) 493-5980
        (Address, Including Zip Code and Telephone, Including Area Code,
                  of Registrant's Principal Executive Offices)

                              DAVID W. BARRY, M.D.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         TRIANGLE PHARMACEUTICALS, INC.
                    4 UNIVERSITY PLACE, 4611 UNIVERSITY DRIVE
                  DURHAM, NORTH CAROLINA, 27707, (919) 493-5980
            (Name, Address, Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   Copies To:
                            ELLEN B. CORENSWET, ESQ.
                            LUCI STALLER ALTMAN, ESQ.
                         BROBECK, PHLEGER & HARRISON LLP
                            1633 BROADWAY, 47TH FLOOR
                            NEW YORK, NEW YORK 10019
                                 (212) 581-1600

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

                            DEREGISTRATION OF SHARES

Triangle amends this Registration Statement on Form S-3 (Reg. No. 333-44881) to deregister and remove from registration 2,789,500 shares of Triangle's Common Stock remaining unsold at the conclusion of the offering described in the registration statement. The shares were being offered by certain selling stockholders of Triangle.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on the 28th day of October, 1999.

                                TRIANGLE PHARMACEUTICALS, INC.


                                By:              /s/ DAVID W. BARRY
                                     -----------------------------------------
                                                   David W. Barry
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

          SIGNATURE                     TITLE
---------------------------   --------------------------
                              Chairman of the Board and
      /s/ DAVID W. BARRY        Chief Executive Officer
---------------------------  (Principal Executive Officer)  October 28, 1999
        David W. Barry

                               Acting Chief Financial
    /s/ THOMAS R. STAAB II      Officer and Treasurer
---------------------------    (Principal Financial         October 28, 1999
      Thomas R. Staab II        and Accounting Officer)

              *
---------------------------   Director and President        October 28, 1999
        M. Nixon Ellis

              *
---------------------------   Director                      October 28, 1999
       Anthony B. Evnin

              *
---------------------------   Director                      October 28, 1999
     Standish M. Fleming

---------------------------   Director                      October ___, 1999
      Dennis B. Gillings

---------------------------   Director                      October ___, 1999
      Henry G. Grabowski

---------------------------   Director                      October ___, 1999
       Arthur J. Higgins

              *
---------------------------   Director                      October 28, 1999
       George McFadden

*By:  /s/ DAVID W. BARRY
---------------------------
       David W. Barry
      ATTORNEY-IN-FACT